UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2002

RIVERWOOD HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11113	58-2205241

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3350 Riverwood Parkway, S.E.
Suite 1400
Atlanta, Georgia 30339
(Address of principal executive offices)
(Zip Code)

(770) 644-3000
(Registrant’s telephone number, including area code)

SIGNATURES
Exhibit Index
EX-99.1 - PRESS RELEASE

ITEM 7. EXHIBITS.

(c)  Exhibits.

Exhibit 99.1	Riverwood International Corporation’s press release dated August 30, 2002 announcing management change.

ITEM 9. REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 and incorporated by reference is Riverwood International Corporation’s press release dated August 30, 2002 announcing management change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RIVERWOOD HOLDING, INC.

(Registrant)

Date: August 30, 2002	By:	/s/ Edward W. Stroetz

Edward W. Stroetz, Jr. Secretary

Date: August 30, 2002	By:	/s/ Daniel J. Blount

Daniel J. Blount Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Riverwood International Corporation’s press release dated August 30, 2002 announcing management change.